UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2025

HUDSON GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38704	59-3547281
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

53 Forest Avenue, Suite 102 Old Greenwich, CT 06870
(Address of principal executive offices)

Registrant’s telephone number, including area code: (475) 988-2068

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	HSON	The NASDAQ Stock Market LLC
Preferred Share Purchase Rights		The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously disclosed, on May 21, 2025, Hudson Global, Inc., a Delaware corporation (“Hudson”), HSON Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Hudson (“Merger Sub”), and Star Equity Holdings, Inc., a Delaware corporation (“Star”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Star, with Star continuing as the surviving corporation of the merger (the “Merger”), and a wholly owned subsidiary of Hudson.

Subject to the terms and conditions of the Merger Agreement, upon the closing of the Merger and the other transactions contemplated by the Merger Agreement (the “Closing”), (a) any shares of Star common stock held as treasury stock or held directly by Hudson or Merger Sub (or any of their respective subsidiaries) will be canceled, retired and cease to exist, and no consideration shall be delivered in exchange therefor, (b) each then-outstanding share of Star common stock will be converted into the right to receive 0.23 shares of Hudson common stock calculated in accordance with the terms of the Merger Agreement (the “Exchange Ratio”), (c) each then-outstanding share of Star Series A preferred stock will be converted into the right to receive one (1) share of Hudson Series A preferred stock (the “Hudson Series A Preferred Stock”) in accordance with the terms of the Merger Agreement, and (d) each then-outstanding option to purchase Star common stock or restricted stock units issued by Star will be converted into an option to purchase Hudson common stock or a restricted stock unit of Hudson, as applicable, which shall entitle the holder thereof to receive shares of Hudson common stock once such options are exercised or such restricted stock units are fully vested, as applicable, in each case in such amounts and on such terms as set forth in the Merger Agreement.

In connection with the Merger, Hudson agreed to call a meeting of the holders of Hudson common stock to seek the approval of its stockholders of the issuance of shares of common stock of Hudson, which will represent more than 5% of the shares of Hudson common stock outstanding as of immediately prior to the Merger, to stockholders of Star, in accordance with the terms of the Merger Agreement and pursuant to Nasdaq Listing Rule 5635(a) (the “Issuance Proposal”). The board of directors of Hudson has set the date and time of the 2025 Annual Meeting of Hudson stockholders (the “Annual Meeting”) for 11:00 a.m. Eastern Time on August 21, 2025, to be held in person at 53 Forest Avenue, Suite 102 Old Greenwich, CT 06870. Hudson stockholders will be asked to vote on the Issuance Proposal, among other items, at the Annual Meeting.

In furtherance thereof, Hudson has filed a registration statement on Form S-4 (the “Registration Statement”) to register the shares of Hudson common stock and Hudson Series A Preferred Stock issuable pursuant to the Merger Agreement, which Registration Statement includes a joint proxy statement/prospectus of Star and Hudson (the “Proxy Statement/Prospectus”) forming a part thereof and giving notice to Hudson stockholders of the calling of the Annual Meeting. On July 22, 2025, the Registration Statement was declared effective by the United States Securities & Exchange Commission (the “SEC”). Hudson will begin promptly disseminating the Proxy Statement/Prospectus to stockholders by mail. The Proxy Statement/Prospectus contains additional information regarding the Annual Meeting, including the full list of proposals to be voted upon and instructions for stockholders regarding how to vote their shares and participate in the Annual Meeting.

The parties have determined that (i) the exchange of a U.S. Star stockholder’s shares of Star common stock for shares of Hudson common stock and (ii) the exchange of a U.S. Star stockholder’s shares of Star Series A preferred stock for shares of Hudson Series A Preferred Stock in the Merger will each be taxable transactions for U.S. federal income tax purposes. For additional details, stockholders should consult the section of the Proxy Statement/Prospectus titled “The Merger—Material U.S. Federal Income Tax Considerations of the Merger”.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, express or implied statements regarding the structure, timing and completion of the proposed Merger; the combined company’s listing on Nasdaq after closing of the proposed Merger; expectations regarding the ownership structure of the combined company; and other statements that are not historical fact. All statements other than statements of historical fact contained in this Current Report on Form 8-K are forward-looking statements. These forward-looking statements are made as of the date they were first issued, and were based on the then-current expectations, estimates, forecasts, and projections, as well as the beliefs and assumptions of management. There can be no assurance that future developments affecting Hudson, Star, or the proposed transaction will be those that have been anticipated.

Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Hudson’s control. Hudson’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to (i) the risk that the conditions to the closing of the proposed Merger are not satisfied, including the failure to timely obtain stockholder approval for the transaction, if at all; (ii) uncertainties as to the timing of the consummation of the proposed Merger and the ability of each of Hudson and Star to consummate the proposed Merger; (iii) risks related to Hudson’s ability to manage its operating expenses and its expenses associated with the proposed Merger pending closing; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed Merger; (v) risks related to the market price of Hudson’s common stock relative to the value suggested by the exchange ratio; (vi) unexpected costs, charges or expenses resulting from the transaction; (vii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Merger; (viii) risks related to the inability of the combined company to successfully operate as a combined business; and (ix) risks associated with the possible failure to realize certain anticipated benefits of the proposed Merger, including with respect to future financial and operating results, among others. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section titled “Risk Factors” in Hudson’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC, and in other filings that Hudson makes and will make with the SEC in connection with the proposed Merger, including the Proxy Statement/Prospectus. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Hudson expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. This Current Report on Form 8-K does not purport to summarize all of the conditions, risks and other attributes of an investment in Hudson or Star.

Participants in the Solicitation

Hudson, Star, and their respective directors and certain of their executive officers and employees may be considered participants in the solicitation of proxies from Hudson’s stockholders with respect to the proposed merger transaction under the rules of the SEC. Information about the directors and executive officers of Hudson is set forth in its Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on March 14, 2025, and in subsequent documents filed with the SEC. Information about Star’s directors and officers is available in Star’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 21, 2025, and in subsequent documents filed with the SEC. Additional information has been made available to you regarding the persons who may be deemed participants in the proxy solicitations and their direct and indirect interests (by security holdings or otherwise) in the Merger in the Registration Statement filed with the SEC, which contains the Proxy/Statement Prospectus which will be disseminated to stockholders. Instructions on how to obtain free copies of this document and, the Registration Statement and Proxy Statement/Prospectus, are set forth below in the section headed “Additional Information and Where to Find It”.

This Current Report on Form 8-K relates to the proposed merger transaction involving Hudson and Star and may be deemed to be solicitation material in respect of the proposed merger transaction. In connection with the proposed merger transaction, Hudson has filed the Registration Statement and will promptly file the definitive Proxy Statement/Prospectus. This Current Report on Form 8-K is not a substitute for the Registration Statement, the Proxy Statement/Prospectus or for any other document that Hudson may file with the SEC and or send to its stockholders in connection with the proposed merger transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF HUDSON ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HUDSON, THE PROPOSED MERGER TRANSACTION AND RELATED MATTERS.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities nor a solicitation of any vote or approval with respect to the proposed transaction or otherwise. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U S. Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

Investors and security holders will be able to obtain free copies of the Registration Statement, the Proxy Statement/Prospectus and other documents filed by Hudson with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by Hudson with the SEC will also be available free of charge on Hudson’s website at www.hudsonrpo.com. You may obtain free copies of this document as described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON GLOBAL, INC.

Date: July 22, 2025	By:	/s/ Matthew K. Diamond
	Name:	Matthew K. Diamond
	Title:	Chief Financial Officer